EXHIBIT 10.8

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE UNITED STATES SECURITIES ACT
OF 1933, AS AMENDED (THE "1933 ACT"), AND SUCH
SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED
STATES OR TO UNITED STATES PERSONS UNLESS THE
SECURITIES ARE REGISTERED UNDER THE 1933 ACT OR AN
EXEMPTION FROM REGISTRATION IS AVAILABLE.

SUBSCRIPTION AGREEMENT
AND INVESTMENT AGREEMENT

Name of Investor: Resource Investment Trust PLC

Number of Shares Subscribed: 70,000

THIS SUBSCRIPTION AGREEMENT AND INVESTMENT
AGREEMENT ("Agreement") is between U.S. GOLD
CORPORATION, a Colorado corporation (the
"Company"), and Resource Investment Trust PLC (the
"Investor") named above who executes this Agreement as an investor in the Company.

Section 1.  General.  This Agreement sets forth
the terms under which the Investor will invest in the Company. The Investor's execution of this Agreement constitutes an irrevocable offer to purchase the number of shares of common stock of the Company, par value US$0.10 per share (the
"Shares"), at the price of US$0.40 per Share, as set forth in this Agreement. If the Investor's subscription is accepted by the Company, the Investor's execution of this Agreement will constitute his agreement to be bound by all of the terms and conditions of this Agreement.

By executing this Agreement, the Investor acknowledges that the Investor understands that the Company is relying upon the accuracy of the Investor's representations and warranties contained in this Agreement in order to comply with its obligations under the applicable United States federal and state securities laws.

Section 2.  Investor's Subscription.  The
Investor hereby subscribes and agrees to pay for 70,000 Shares of the Company and hereby tenders the subscription amount of U.S. $28,000.00 to the Company.

Section 3.  Company Charter and Bylaws.  The
Company has been organized under the laws of the State of Colorado. All the terms and conditions of the Articles of Incorporation and Bylaws of the Company shall be incorporated by reference in and become part of this Agreement.

Section 4.  Representations and Warranties of
Investor. The Investor hereby agrees, represents and warrants to the Company as follows:

(i)  Investor (i) is not a U.S. Person (as
defined in Rule 902 of Regulation S ("Regulation
S") under the United States Securities Act of 1933
(the "1933 Act")), which definition includes, but is not limited to, any natural person resident in the United States, any corporation or partnership incorporated or organized under the laws of the United States, or any estate or trust of which any executor, administrator or trustee is a U.S.
Person); (ii) is not purchasing any of the Securities for the account or benefit of any U.S.
Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account of any person in any jurisdiction other than the jurisdiction set out in the name and address of Investor below; and (iii) was not offered any Securities in the United States and was outside the United States at the time of execution and delivery of this Subscription Agreement.

(ii) Investor acknowledges that the Securities have not been registered under the 1933 Act and the Company has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities. The Investor agrees to resell the Securities only in accordance with the provisions of Regulation S, pursuant to a registration under the 1933 Act, or pursuant to an available exemption from such registration, and that hedging transactions involving the Securities may not be conducted unless in compliance with the 1933 Act. The Investor understands that any certificate representing the Securities will bear a legend setting forth the foregoing restrictions.
The Investor understands that the Securities are restricted securities within the meaning of Rule
144 promulgated under the 1933 Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Securities by the Investor, and even then will not be available unless (i) a public trading market then exists for the Securities of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Securities may be made by the Investor only in limited amounts in accordance with such terms and conditions.

(iii)  No U.S. Person, either directly or
indirectly, has any beneficial interest in any of the Securities acquired by Investor hereunder, nor does Investor have any agreement or understanding
(written or oral) with any U.S. Person respecting:

(a) the transfer or any assignment of any rights or interest in any of the Shares;

(b) the division of profits, losses, fees, commissions or any financial stake in connection with this subscription; or

(c) the voting of the Shares.

(iv) the Investor has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Company.

(v) the Investor has received all information regarding the Company reasonably requested by the Investor.

(vi) the Investor has evaluated the risks of investing in the Company.

(vii) the Investor has been given the
opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the offering and to obtain additional information necessary to verify the accuracy of the information contained in the information described in subparagraph (v) above, or such other information as the Investor desired in order to evaluate an investment in the Company.

(viii) the residence of the Investor set forth below is the true and correct residence of the Investor; the Investor has no present intention of becoming a resident or domiciliary of any other state or jurisdiction.

(ix) in making a decision to invest in the Company, the Investor has relied solely upon independent investigations made by the Investor, and the particular tax consequences arising from an investment in the Company will depend upon the Investor's individual circumstances.

(x) the Investor understands that an investment in the Company involves certain risks of which the Investor has taken full cognizance, and which risks the Investor fully understands.

(xi) all of the representations and warranties of the Investor contained in this Agreement and all information furnished by the Investor to the Company are true, correct and complete in all respects.

The foregoing representations, warranties, agreements, undertakings and acknowledgments are made by the Investor with the intent that they be relied upon in determining the Investor's suitability as a purchaser of the Securities, and the Investor agrees that those representations, warranties, agreements, undertakings and acknowledgments shall survive this Agreement. In addition, the Investor undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Investor set forth in this Agreement.

The Investor further represents and warrants that the Investor was not specifically formed to acquire any of the Securities subscribed for in this Agreement in violation of the provisions of Regulation S.

Section 5.  Indemnification.  The Investor
shall indemnify and hold harmless the Company, any affiliate of the Company, and the officers, directors, employees and professional advisors of any of the foregoing, from and against any and all claims, losses, damages, liabilities or expenses, including costs and reasonable attorneys' fees, that any of the foregoing persons or entities may incur by reason of, or in connection with, any misrepresentations made by the Investor, any breach of any of the Investor's representations and warranties in this Agreement, or the Investor's failure to fulfill any of the Investor's covenants or agreements contained in this Agreement.

Section 6.  Miscellaneous.

(a) This Agreement shall be irrevocable.

(b) This Agreement may not be assigned by the Investor, and any attempt by the Investor to assign this Agreement shall make this Agreement voidable at the option of the Company. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the Investor.

(c) All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence its subscription to Shares of U.S. GOLD CORPORATION as of this 6th day of December 2002.

Amount of Commitment:
$ 28,000.00 (U.S.) for 70,000 Shares

INVESTOR:

Resource Investment Trust PLC
Name (Please Print)
/s/ David Hutchins
(Signature of Authorized Officer)
Ocean House, 10/12 Little Trinity Lane
London, England EC4V 2DH
Attention: David J. Hutchins

ACCEPTED FOR 70,000 Shares
this 6th day of December 2002

U.S. GOLD CORPORATION
/s/ William W. Reid
Title: President and Chief Executive Officer